Exhibit 99.906.CERT
                                                             -------------------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: 3/10/06
     ------------------------

                                      By: /s/ Jean Bernhard Buttner
                                         -----------------------------------
                                         Jean Bernhard Buttner
                                         Chairman and President
                                         Value Line Income and Growth Fund, Inc.

                                                             Exhibit 99.906.CERT
                                                             -------------------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen R. Anastasio, Treasurer of the Value Line Income and Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: 3/10/06
     ------------------------

                                      By: /s/ Stephen R. Anastasio
                                         -----------------------------------
                                         Stephen R. Anastasio
                                         Treasurer
                                         Value Line Income and Growth Fund, Inc.